UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 2, 2006
Allis-Chalmers Energy Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-02199 (Commission File Number)	39-0126090 (IRS Employer identification Number)

5075 Westheimer Suite 890 Houston, Texas (Address of principal executive offices)	77056 (ZipCode)
(713) 369-0550
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition.
ITEM 7.01 Regulation FD Disclosure.
     On May 2, 2006, Allis-Chalmers Energy Inc. (the “Company”) announced earnings results for the quarter ended March 31, 2006. In addition, on May 2, 2006, the Company is making a presentation to analysts and investors to provide a financial and operational update. A copy of the Company’s first quarter earnings press release is attached as Exhibit 99.
     The exhibit described above is not being “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, but is being furnished solely to comply with Item 2.02 of Form 8-K and Regulation FD promulgated by the Securities and Exchange Commission.
ITEM 9.01 Financial Statements and Exhibits.
(d)          Exhibits.

Exhibit Number	Description
99	Press release dated May 2, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIS-CHALMERS ENERGY INC.
Date: May 2, 2006	By:	/s/ Victor M. Perez
		Name:	Victor M. Perez
		Title:	Chief Financial Officer

Index to Exhibits

Exhibit Number	Description
99	Press release dated May 2, 2006.